_______________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2011 (April 21, 2011)

______________________________

FIRST CITIZENS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-11709	62-1180360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 370 One First Citizens Place Dyersburg, Tennessee	38024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (731) 285-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________________________

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by First Citizens Bancshares, Inc. (the “Company”) with the Securities and Exchange Commission on April 21, 2011 (the “Original Report”). The sole purpose of this amendment is to disclose the Company’s decision regarding how frequently it will hold a shareholder advisory vote on executive compensation. Except for the foregoing, this amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Original Report, at the annual meeting of the Company’s shareholders held on April 20, 2011, the Company’s shareholders approved, on an advisory basis, holding a shareholder vote to approve executive compensation every three years.  In light of these results, the Company’s board of directors determined that the Company will hold an advisory vote on executive compensation every three years until the next shareholder advisory vote on this matter.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.

By: /s/ Laura Beth Butler
Laura Beth Butler
Executive Vice President &
Chief Financial Officer

Date:  November 2, 2011